SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ] Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Growth Trust
Eaton Vance Special Investment Trust

(Name of Registrant as Specified in Its Charter)
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the
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QUESTIONS AND ANSWERS

Regarding the joint Special Meeting of Shareholders of
Eaton Vance Asian Small Companies Fund
Eaton Vance Greater China Growth Fund
Eaton Vance Greater India Fund
(each a “Fund” and, collectively, the “Funds”)

Answers to questions about the Special Meeting should be reviewed along with the Fund’s proxy materials.

WHAT IS BEING PROPOSED?

You are being asked to vote on two proposals at a joint Special Meeting of Shareholders scheduled to be held on March 9, 2011 at 3:00 p.m. Eastern Time. The first proposal is to approve a new Investment Advisory Agreement between Boston Management and Research (“BMR”) and the registered investment company in which the Fund invests its assets (a “Portfolio”). The second proposal is to approve a new Investment Sub-Advisory Agreement relating to the Portfolio between BMR and Lloyd George Management (Hong Kong) Limited (“LGM-HK”).

WHY DO I HAVE TO VOTE ON THE INVESTMENT ADVISORY AGREEMENT OF THE PORTFOLIO?

Each Fund currently pursues its investment objective by investing substantially all of its assets in its corresponding Portfolio, which has the same investment objective and policies as the Fund. Because the Fund is an interest holder in its corresponding Portfolio, each proposed advisory and sub-advisory agreement is subject to the approval of the shareholders of the Fund.

HOW WILL PORTFOLIO MANAGEMENT CHANGE AS A RESULT OF THE PROPOSED CHANGES TO THE ADVISORY STRUCTURE OF THE PORTFOLIOS?

If the proposed changes to each Portfolio’s advisory structure are approved, the Portfolio will be advised by BMR and sub-advised by LGM-HK. As adviser, BMR will be responsible for managing the Portfolio’s assets and supervising any sub-adviser, and also will provide administrative services to the Portfolio. Pursuant to each proposed sub-advisory agreement, LGM-HK will provide investment advisory services on substantially the same terms as under the current investment advisory agreement, subject to the supervision of BMR.

HOW WILL THE PROPOSED CHANGE IN CONTROL OF LGM AFFECT PORTFOLIO MANAGEMENT?

As described herein, Bank of Montreal has entered into an agreement to purchase all of the outstanding shares of LGM’s parent, Lloyd George Management (B.V.I.) Limited (the “Transaction”). After the Transaction closes, LGM is expected to retain the same investment personnel and senior management, and no changes are planned to the Portfolios’ investment approach or to the portfolio managers. The closing of the Transaction is contingent upon the approval by each Fund’s shareholders of the new sub-advisory agreements and certain other conditions.

WHAT EFFECT WILL THE PROPOSED CHANGES HAVE ON THE FEES PAYABLE BY THE PORTFOLIOS?

If the proposals described herein are approved, the total management fees payable by each Fund and Portfolio (inclusive of advisory, management and administration fees) will be substantially unchanged. As described on pages 5 and 6, the increase in the Portfolio’s advisory fee under the proposed advisory agreement is offset by the elimination of the Portfolio management fee and the reduction of the Fund administration fee.

WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE PROPOSALS?

If the proposals are not approved, the Board will consider what actions, if any, may be appropriate in light of, among other things, whether the Transaction has closed.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided. Alternatively, you can vote by telephone by calling the toll-free number on your proxy card or by computer by going to the internet address provided on your proxy card, and following the instructions given, using your proxy card as a guide. By returning your proxy card promptly, you can avoid additional solicitations by telephone or other means.

IF I SEND MY PROXY IN NOW, CAN I CHANGE MY VOTE LATER?

You may revoke your written proxy prior to the meeting by sending an executed letter of instructions to the Fund’s proxy tabulator, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked in the same manner as described above.

WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSALS?

Approval of Proposal 1 and Proposal 2 each require the affirmative vote of a “majority of the outstanding voting securities” of a Portfolio which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio, or (b) 67% or more of the voting securities of the Portfolio present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. A Fund, as an interest holder in its corresponding Portfolio, will cast its votes with respect to the Portfolio’s new investment advisory and sub-advisory agreements in the same proportion as the votes of the Fund shareholders cast at the meeting. Implementation of each proposal is contingent upon the approval of the other proposal.

WHAT IS THE RECOMMENDATION OF THE BOARDS OF TRUSTEES?

The Trustees recommend that you vote in favor of both proposals.

Important additional information about the proposals is set forth in the Proxy Statement.
Please read it carefully.

Download the transcript of Tom Faust’s discussion of the shareholder proxy vote.

[VIDEO Script]

The Importance of Voting Your Proxy

Hello. I’m Tom Faust, Chairman and CEO of Eaton Vance and Trustee of the Eaton Vance family of funds.

I’d like to talk briefly about the importance of voting the fund shareholder proxy materials you receive.

These votes cover important matters about the operation of the fund. As a shareholder, you have the right to be heard.

Even when you don’t have a strong view on a particular matter, your vote is still important.

If sufficient shareholders to constitute a quorum don’t vote, then we must actively solicit additional votes through follow-up mailings and phone calls to shareholders who have not responded.

The cost of a lengthy proxy solicitation can be substantial, and is typically an expense of the fund.

So ultimately it is you, the shareholder, who pays for it.

That’s why it’s so important to vote, and to vote early.

Voting is easy. You can cast your vote on our Web site at eatonvance.com, you can vote by mail, or you can call in your vote. All of the information you need can be found in the proxy mailing you receive.

So please – if you have not already done so– take the time to carefully review your fund’s proxy materials, and cast your vote today.

You’ll be glad you did.

Thank you.

[Eaton Vance Telephone Script for Automated Voicemail - The Importance of Voting Your Proxy]

Hello. I’m Tom Faust, Chairman and CEO of Eaton Vance.

I’d like to talk about the importance of voting the fund shareholder proxy materials you receive.

These votes cover important matters about the fund. As a shareholder, you have the right to be heard.

If sufficient shareholders to constitute a quorum don’t vote, then we must actively solicit additional votes through follow-up mailings and phone calls.

The cost of a lengthy proxy solicitation can be substantial, and is typically an expense of the fund.

So ultimately it is you, the shareholder, who pays for it.

That’s why it’s so important to vote, and to vote early.

So please – if you have not done so already cast your vote today.

Thank you.

Answering Machine Message

Hello. I’m calling regarding your investment in Eaton Vance [FUND NAME]. You should have recently received proxy materials in the mail concerning the Fund’s

March 9, 2011 Special Meeting of Shareholders.

Your vote is important. Please sign, date and promptly mail your proxy in the postage-paid envelope provided.

Touch-tone telephone voting and internet voting also are available. Please follow the instructions included with your proxy materials.

If you have any questions, require assistance or need new proxy materials, please call D.F. King, which is assisting your Fund, at 1-888-505-7573.

Thank you.

Telephone Script

D. F. King & Co., Inc.

Eaton Vance LGM Proxy Campaign

Introduction

SCREEN 1:

Hello, my name is [STATE YOUR FIRST AND LAST NAME] and I’m calling on behalf of the Eaton Vance [FUND NAME]. May I speak with Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]?

[ONCE SHAREHOLDER IS ON THE LINE]

Mr./Mrs. /Ms. [SHAREHOLDER’S LAST NAME] my name is [STATE YOUR
FIRST AND LAST NAME] and I’m calling on a recorded line on behalf of
Eaton Vance Management regarding your investment in the [FUND NAME].

Recently, you were mailed a proxy statement, along with a proxy card to cast your vote at the upcoming Special Meeting of Shareholders to be held on March
9th. The tabulator for the Special Meeting has yet to receive your vote.
Therefore, I’m calling to ask if you would be willing to vote your shares by telephone with me now?

IF THEY DID NOT RECEIVE PROXY MATERIAL – Help the
shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive the material. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES – The Board of Trustees of the Fund is recommending a vote in favor of the proposals. Would you like to vote your shares as recommended by the
Board of Trustees of the Fund in which you’ve invested?

Just to confirm, you have voted with the recommendation of the Board on the proposals. Is that correct?

IF YES – Thank you. I’ve recorded your vote as recommended by the
Board on the proposals. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]. Have a good
[DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state
and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.
Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-tone telephone or over the internet by following the
instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good
[DAY/AFTERNOON/EVENING]. END CALL.

IF NO – [REFER TO APPROPRIATE REBUTTAL AND CONCLUDE BY
ASKING IF UPON REFLECTION THE SHAREHOLDER WOULD LIKE
YOU TO RECORD A VOTE CONSISTENT WITH THE BOARD’S
RECOMMENDATIONS ON ALL PROPOSALS.]

IF YES – Thank you. The Board of Trustees of the Fund is
recommending a vote in favor of the proposals. I’ve recorded your vote as recommended by the Board on the proposals. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]. Have a good
[DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state
and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.
Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-tone telephone or over the internet by following the
instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good
[DAY/AFTERNOON/EVENING]. END CALL.

IF STILL NO - Okay, I can still help. The Board of Trustees of the

Fund is recommending a vote in favor of the proposals. Would you like to vote contrary to the recommendations of the Board on all matters at the meeting?

AGAINST ALL – Thank you. I have recorded a vote contrary to
the recommendation of the Board on the proposals. We’ll send a written confirmation of this vote to you at your address of record.
For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]. Have a good
[DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME] the city, state
and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.
Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch tone telephone or over the internet by following the
instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good
[DAY/AFTERNOON/EVENING]. END CALL.

IF NO (I.E., THEY JUST WON’T VOTE) – I’m sorry for that. If you change your mind and would like us to assist you in voting by telephone please call us back toll-free at 1-888-505-7573 at anytime between 10:00
AM and 11:00 PM (Eastern Standard Time) weekdays or between Noon and 6:00 PM on Saturdays. Or you can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided or by touch-tone telephone or over the internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

EATON VANCE LGM PROXY
REBUTTALS

SH states	Response

I understand Mr./Mrs. Is your wife/husband available to speak with me?
“My spouse takes care of
it.”	(If wife/husband is unavailable)
CSR: “ Mr./ Mrs. your vote is very important to the Fund, as your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposals. This would only take a brief moment of your time.”

“I don’t know how to vote”	The Fund’s Board has reviewed the proposals and is recommending shareholders vote FOR the proposals.
Would you have any objections to voting along with the recommendation of your Board?

I would be happy to review the proposals with you. (Refer to the proxy statement definition of the
“I don’t know the	proposals).
proposals…”

"My broker takes care of it "	I understand that your Broker may help you choose the funds you invest in, however the proposals for this proxy require a direct vote from the shareholder and cannot be voted by your Broker. I can go over the proposals quickly for you now if you wish.

“I don’t have the time right	I understand Mr. / Mrs. / Miss , however, your vote is very important. Voting now will only take a brief
now …”	moment of your time. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board?

“I don’t have enough	Mr. / Mrs. / Miss. every vote is important to the Fund and helps bring the Fund a step closer to holding the
shares to vote ”	meeting. If not enough votes are received, the shareholder meeting may have to be adjourned. The Fund’s
Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board?

SH states	Response

“I sold my shares / I no	I understand, however you were a shareholder as of the record date and therefore you are the only person
longer own shares in that	who can vote those shares. The Fund’s Board is recommending shareholders vote FOR the proposals. Would
Fund”	you have any objections to voting along with the recommendation of the Fund’s Board?

"I've already mailed in my	1. If the shareholder's vote shows as ‘Tabulator Received’ or as Voted in Proxy 01, then simply thank them
proxy"	for voting and disposition as HAS.

2. If the shareholder’s vote does not yet show in Proxy 01 then continue
“Thank you for voting. Our records indicate that your vote has not yet been updated in our system. If you wish, I can record your vote for you now and send you a printed confirmation to confirm your vote has been recorded.”

If s/h says “Yes”, then continue by asking for the vote as per the script:

“The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Board?”

“The meeting date is so far	I understand. We were calling today because it is important to hear from all shareholders on this matter.
away, there is plenty of	Your Fund has asked us to call to offer you the convenience of voting over the phone, which makes the voting
time – I’ll vote later”	process much easier and faster.

The Fund’s Board has reviewed the proposals and is recommending that shareholders vote
FOR the proposals.

Would you like to vote along with the recommendation of the Board?

After asking 'Would you	Do NOT at this point ask 'Do you want to vote against or simply not vote?'.
have any objections to
voting along with the	Respond as below:
recommendation of your
Board?'	The Fund’s Board has reviewed the proposals and is recommending that shareholders vote FOR the proposals.
Would you like to vote along with the recommendation of the Board?
– if the shareholder simply
says ‘Yes’.

SH states	Response

“Why are you calling me?”	Eaton Vance has asked us to contact you because we sent you a proxy card to register your vote for the
# 1	upcoming shareholder meeting and haven’t received it back, so we’re calling to encourage you to vote your shares. The Fund’s Board is recommending shareholders vote FOR the proposals. Mr. / Mrs. / Miss would you have any objections to voting along with the recommendation of the Fund’s Board?

“Why are you calling me?”	The Fund’s Board would like to hear from all shareholders on this matter and your Fund has asked us to call
# 2 (to use if the first answer	to offer you the convenience of voting over the phone. This makes your voting process much easier and
does not satisfy the	faster. The Fund’s Board is recommending shareholders vote FOR the proposals. Mr. / Mrs. / Miss would
shareholder).	you have any objections to voting along with the recommendation of the Fund’s Board?

“I don’t want to vote”	Mr. / Mrs. / Miss. your vote is very important to the Fund. A certain percentage of votes must be received
or	before the meeting can be held. The Fund’s Board is recommending shareholders vote FOR the proposals.
“I never vote …”	Would you have any objections to voting along with the recommendation of the Fund’s Board?

“I don't accept these types	I am sorry for any inconvenience and would be more than happy to add you to our internal Do Not Call List,
of calls.”	However, I do want to let you know that this call is in regards to your current investment in the Eaton Vance
[INSERT CORRECT FUND NAME HERE] Fund and we are simply calling to advise you of a shareholder meeting and are asking if you would like to register your vote?

“How many votes do you	I have limited information on that. What I do know is that every vote is important at this point and that is
still need?”	why we are calling you and other shareholders to ask if you would have any objections to voting along with the recommendation of the Fund’s Board? The Fund’s Board is recommending shareholders vote FOR the proposals.

“Is there strong opposition	Not to my knowledge. We are just calling because not enough votes have been received to hold the meeting
to the Board’s	and so we are calling to ask if you’d like to vote along with the recommendation of the Fund’s Board? The
recommendation?	Funds’ Board is recommending shareholders vote FOR the proposals.

“I’ve never received a call	I see. This has become a standard in the industry, and the proxy statement that was sent to you, mentions
like this before”	that if your vote is not received, you may receive a call offering you the convenience of voting by telephone.
The Fund’s Board is recommending shareholders vote in favor of the proposals. Would you have any objections to voting along with the recommendation of the Board?